UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

Hyundai Abs Funding Corporation

Hyundai Auto Receivables Trust 2007-A
(Exact name of Registrant as Specified in its Charter)

DELAWARE	333-144832	33-0978453
333-144832-01
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10550 TALBERT AVENUE

FOUNTAIN VALLEY, CALIFORNIA 92708

(Address of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (714) 594-1579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	ð	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	ð	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	ð	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS

On September 28, 2007, Hyundai ABS Funding Corporation (“HAFC”) and Hyundai Motor Finance Company (“HMFC”) entered into that certain Receivables Purchase Agreement, dated as of September 28, 2007 (the “Receivables Purchase Agreement”), pursuant to which HMFC transferred to HAFC certain retail installment sales contracts relating to certain new and used automobiles and light-duty trucks (the “Receivables”) and related property. On September 28, 2007, Hyundai Auto Receivables Trust 2007-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of March 7, 2007, as amended and restated by the Amended and Restated Trust Agreement, dated as of September 28, 2007 (the “Amended and Restated Trust Agreement”), by and among HAFC, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and HMFC, as administrator, entered into that certain Sale and Servicing Agreement, dated as of September 28, 2007 (the “Sale and Servicing Agreement”), with HAFC, as depositor, HMFC, as seller and servicer, and Citibank, N.A., as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Trust. Also on September 28, 2007, the Trust caused the issuance, pursuant to an Indenture, dated as of September 28, 2007 (the “Indenture”), by and between the Trust, as issuer, and the Indenture Trustee, of certain notes in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3a, Class A-3b and Class A-4 (collectively, the “Notes”). Also on September 28, 2007, the Trust entered into (i) that certain ISDA Master Agreement, dated as of September 28, 2007, (ii) that certain Schedule to the ISDA Master Agreement, dated as of September 28, 2007 (the “Master Agreement Schedule”), (iii) that certain Class A-2b Swap Transaction Confirmation, dated as of September 28, 2007 (the “Class A-2b Confirmation”), (iv) that certain Class A-3b Swap Transaction Confirmation, dated as of September 28, 2007 (the “Class A-3b Confirmation”) and (v) that certain Credit Support Annex, dated as of September 28, 2007 (the “Credit Support Annex”), with HSBC Bank USA, National Association (the “Swap Counterparty”). Also on September 28, 2007, the Trust, as issuer, HMFC, as administrator, and the Indenture Trustee entered into that certain Owner Trust Administration Agreement, dated as of September 28, 2007, relating to the provision by HMFC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $858,841,000.00, were sold to Barclays Capital Inc., J. P. Morgan Securities Inc, Deutsche Bank Securities Inc, and Société Générale Corporate & Investment Banking, as underwriters (the “Underwriters”) pursuant to an Underwriting Agreement, dated September 19, 2007, by and among HAFC, HMFC and Barclays Capital Inc., on behalf of itself and as the representative of the several Underwriters (the “Underwriting Agreement”). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-144832).

Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the Amended and Restated Trust Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 10.1 is the ISDA Master Agreement, as Exhibit 10.2 is the Master Agreement Schedule, as Exhibit 10.3 is the Class A-2b Confirmation, as Exhibit 10.4 is the Class A-3b Confirmation, as Exhibit 10.5 is the Credit Support Annex, as Exhibit 10.6 is the Receivables Purchase Agreement, as Exhibit 10.7 is the Sale and Servicing Agreement, and as Exhibit 10.8 is the Owner Trust Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 19, 2007, among HAFC, HMFC and Barclays Capital Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of September 28, 2007, by and between HAFC, as depositor, the Owner Trustee and HMFC, as administrator.

Exhibit 4.2	Indenture, dated as of September 28, 2007, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	ISDA Master Agreement, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.2	Master Agreement Schedule, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.3	Class A-2b Confirmation, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.4	Class A-3b Confirmation, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.5	Credit Support Annex, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.6	Receivables Purchase Agreement, dated as of September 28, 2007, by and between HMFC, as seller and HAFC, as depositor.

Exhibit 10.7	Sale and Servicing Agreement, dated as of September 28, 2007, by and among the Trust, as issuer, HAFC, as depositor, HMFC, as seller and servicer and the Indenture Trustee.

Exhibit 10.8	Owner Trust Administration Agreement, dated as of September 28, 2007, by and among the Trust, as issuer, HMFC, as administrator and the Indenture Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:	/s/ Min Sok Randy Park
Name: Min Sok Randy Park
Title: Vice President and Secretary

Date: October 2, 2007

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 19, 2007, among HAFC, HMFC and Barclays Capital Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of September 28, 2007, by and between HAFC, as depositor, the Owner Trustee and HMFC, as administrator.

Exhibit 4.2	Indenture, dated as of September 28, 2007, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	ISDA Master Agreement, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.2	Master Agreement Schedule, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.3	Class A-2b Confirmation, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.4	Class A-3b Confirmation, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.5	Credit Support Annex, dated as of September 28, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 10.6	Receivables Purchase Agreement, dated as of September 28, 2007, by and between HMFC, as seller and HAFC, as depositor.

Exhibit 10.7	Sale and Servicing Agreement, dated as of September 28, 2007, by and among the Trust, as issuer, HAFC, as depositor, HMFC, as seller and servicer and the Indenture Trustee.

Exhibit 10.8	Owner Trust Administration Agreement, dated as of September 28, 2007, by and among the Trust, as issuer, HMFC, as administrator and the Indenture Trustee.